HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042     HV-5795 – PremierSolutions Standard (Series A)

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Supplement dated June 23, 2017 to your Prospectus

1.                                    FUND NAME CHANGES

BLACKROCK VALUE OPPORTUNITIES FUND, INC. – INVESTOR A

BLACKROCK LARGE CAP CORE FUND - INVESTOR A

Effective June 12, 2017, the following name changes were made to your Prospectus:

Old Name	New Name

BlackRock Large Cap Core Fund – Investor A	BlackRock Advantage Large Cap Core Fund – Investor A
BlackRock Value Opportunities Fund, Inc. – Investor A	BlackRock Advantage U.S. Total Market Fund, Inc. – Investor A

As a result of the above change, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

2.                                    INVESTMENT OBJECTIVE CHANGE

BlackRock Advantage U.S. Total Market Fund, Inc.

The investment objective of BlackRock Advantage U.S. Total Market Fund, Inc. is to seek long-term capital appreciation.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.